Other Accounts Receivable (Details) - PEN (S/) S/ in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Other Accounts Receivable (Details) [Line Items]
Tax credit		S/ 6.2
Tecnicas reunidas, description	Cumbra Peru S.A. filed a lawsuit case against Tecnicas Reunidas for approximately US$78 million as indemnification for damages as a consequence of several contractual breaches. Tecnicas Reunidas has filed a counterclaim for approximately US$ 81 million alleging that Cumbra Peru S.A. has breached the subcontract entered between the two companies. On December 28, 2020, Tecnicas Reunidas enforced two letters of guarantee issued by Banco Santander, for US$16 million for Performance and the second letter for advance payment for US$7.7 million, despite the fact that the obligations guaranteed by the letter of guarantee were being litigated in the process described in this paragraph. As of December 31, 2021, the balance of this item at nominal value amounts to US$17.3 million equivalent to S/68.6 million (at present value the balance amounts to US$14.8 million equivalent to S/63.8 million).
Account receivable	S/ 49.6
Restricted funds, description	As of December 31, 2021, includes restricted funds for bank certificates under guarantee, S/7.3 million corresponds to the reserve account of the Concesionaria La Chira S.A. (S/19.1 million of AENZA S.A.A., S/0.9 million of the subsidiary Viva Negocio Inmobiliario S.A., S/7.3 million of the Concesionaria La Chira S.A. and other subsidiaries for S/1.8 million as of December 31, 2020, respectively).
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Other Accounts Receivable (Details) [Line Items]
Accounts receivable maturities years	2 years
Top of range [member]
Other Accounts Receivable (Details) [Line Items]
Accounts receivable maturities years	5 years